                                                                    Exhibit 2.1
U.S. BANKRUPTCY OFFICIAL FORM 1
-------------------------------

                                            FORM 1.  VOLUNTARY PETITION
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                       UNITED STATES BANKRUPTCY COURT                           |        VOLUNTARY
                        FOR THE DISTRICT OF MARYLAND                            |         PETITION
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Name of Debtor (if individual, enter: Last, First, Middle)   |    Name of Joint Debtor (Spouse) (Last, First, Middle)
                                                             |
Creditrust Corporation                                       |
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All Other Names used by the Debtor in the last 6 years       |    All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names.)                  |    (Include married, maiden, and trade names.)
                                                             |
Oxford Capital Corporation                                   |
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Soc. Sec./Tax I.D. No. (If more than one, state all.)        |    Soc. Sec./Tax I.D. No. (If more than one, state all.)
                                                             |
52-1754916                                                   |
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Street Address of Debtor                                     |    Street Address of Joint Debtor
(No. and Street, City,State, and Zip Code)                   |    (No. and Street, City, State, and Zip code)
                                                             |
7000 Security Boulevard                                      |
Baltimore, MD 21244-2543                                     |
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County of Resident or of the                                 |    County of Residence or of the
Principal Place of Business                                  |    Principal Place of Business
                                                             |
Baltimore County                                             |
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MAILING ADDRESS OF DEBTOR (If different from street address) |    MAILING ADDRESS OF JOINT DEBTOR (If different from street address)
                                                             |
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR              |
(If different from address listed above)                     |
                                                             |
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                                       Information Regarding Debtor (Check the Applicable Boxes)
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Venue (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately proceeding the date of this petition or for a longer part of such 180 days than in any other District.
[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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TYPE OF DEBTOR (Check all boxes that apply)                  |    CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE
                                                             |    PETITION IS FILED (Check one box)
[ ]  Individual             [ ]  Railroad                    |
[X]  Corporation            [ ]  Stockholder                 |    [ ]  Chapter 7        [X]  Chapter 11        [ ]  Chapter 13
[ ]  Partnership            [ ]  Commodity Broker            |    [ ]  Chapter 9        [ ]  Chapter 12        [ ]  Sec. 304 - Case
[ ]  Other:_______________                                   |                                                      Ancillary to
                                                             |                                                      Foreign
                                                             |                                                      Proceeding
                                                             |
                                                             |
NATURE OF DEBTS                                              |
                                                             |    FILING FEE (Check one box)
[ ]  Non-Business/Consumer  [X]  Business - Complete         |    [X] Full Filing fee attached
 A and B below                                               |    [ ] Filing fee to be paid in installments. (Applicable to
                                                             |        individuals only.)  Must attach signed application for the
                                                             |        court's consideration certifying that the debtor is unable to
                                                             |        pay fee except in installments.  Rule 1006(b); see Official
                                                             |        Form No. 3.

Chapter 11 Small Business (Check all boxes that apply)

[ ] Debtor is a small business as defined in 11 U.S.C. Section 101
[ ] Debtor is and elects to be considered a small business under 11 U.S.C. Section 1121(e) (Optional)


                      Statistical/Administrative Information (Estimates only)                     | THIS SPACE FOR COURT USE ONLY
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[X] Debtor estimates that funds will be available for distribution to unsecured creditors.        |
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid,|
    there will be no funds available for distribution to unsecured creditors.                     |
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ESTIMATED NUMBER OF CREDITORS                                                                     |
               1-15         16-49         50-99         100-199         200-999       1000-over   |
               [ ]           [ ]           [ ]            [X]             [ ]             [ ]     |
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ESTIMATED ASSETS                                                                                  |
 $0-$50,000 $50,001 to   $100,001 to   $501,000 to    $1,00,001 to   $10,000,001 to   More than   |
            $100,000     $500,000      $1 million     $10 million    $50 million      $100 million|
    [ ]        [ ]           [ ]           [ ]            [ ]             [ ]             [X]     |
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ESTIMATED DEBTS                                                                                   |
 $0-$50,000 $50,001 to   $100,001 to   $501,000 to    $1,00,001 to   $10,000,001 to   More than   |
            $100,000     $500,000      $1 million     $10 million    $50 million      $100 million|
    [ ]        [ ]           [ ]           [ ]            [ ]             [X]             [ ]     |
--------------------------------------------------------------------------------------------------|

Voluntary Petition                                                    Name of Debtor(s)                     FORM B1, Page 2
(This page must be completed and filed in every case)                 CREDITRUST CORPORATION
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      Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheet)
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Location Where Filed                                 |    Case Number                              |   Date Filed
                                                     |                                             |
Not Applicable                                       |                                             |
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Pending Bankruptcy Case Filed By Any Spouse, Partner, Or Affiliate Of This Debtor (If more than one, attach additional sheet.)
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                                                     |                                             |
Name of Debtor                                       |    Case Number                              |   Date
                                                     |                                             |
Not Applicable                                       |                                             |
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                                                     |                                             |
Relationship                                         |    District                                 |   Judge

                           Signatures
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Signature(s) of Debtor(s) (Individual/Joint)                            Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided        I declare under penalty of perjury that the information
in this petition is true and correct.                                   provided in this petition is true and correct, and that I
[If petitioner is an individual whose debts are primarily consumer      have been authorized to file this petition on behalf of the
debts and has chosen to file under chapter 7] I am aware that I may     debtor.
proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to  The Debtor requests relief in accordance with the chapter of
proceed under chapter 7.                                                title 11, United States Code, specified in this petition.
I request relief in accordance with the chapter of title 11, United
States Code, Specified in this petition.                                CREDITRUST CORPORATION

                                                                           /s/ Joseph K. Rensin
X_____________________________________________________                  X______________________________________________________
Signature of Debtor                                                        Signature of Authorized Individual

                                                                           Joseph K. Rensin
X_____________________________________________________                  _______________________________________________________
Signature of Joint Debtor                                               Printed Name of Authorized Individual

                                                                           Chairman and CEO
______________________________________________________                  _______________________________________________________
Telephone Number (If not represented by Attorney)                       Title of Authorized Individual

______________________________________________________                  _______________________________________________________
Date                                                                    Date


Signature of Attorney                                                   Signature of Non-Attorney Petition Preparer

X_____________________________________________________                  I certify that I am a bankruptcy petition preparer as
Signature of Attorney for Debtor(s)                                     defined in 11 U.S.C. Section 110, that I prepared this
                                                                        document for compensation, and that I have
_____________________________________________________                   provided the debtor with a copy of this document.
Printed Name of Attorney for Debtor(s)
                                                                        _______________________________________________________
_____________________________________________________                   Printed Name of Bankruptcy Petition Preparer
Firm Name
                                                                        _______________________________________________________
_____________________________________________________                   Social Security Number
Address
                                                                        _______________________________________________________
_____________________________________________________                   Address

                                                                        _______________________________________________________
_____________________________________________________                   Names and Social Security Numbers of all other individuals who prepared or assisted in preparing this document.
_____________________________________________________
Telephone Number                                                        If more than one person prepared this document, attach
                                                                        additional sheets conforming to the appropriate official
_____________________________________________________                   form for each person.
Date
                                                                        X______________________________________________________
                                                                           Signature of Bankruptcy Petition Preparer

                                                                        _______________________________________________________
                                                                        Date

                                                                        A bankruptcy petition preparer's failure to comply with
                                                                        the provisions of title 11 and the Federal Rules of
                                                                        Bankruptcy Procedure may result in fines or imprisonment
                                                                        or both 11 U.S.C. Section 110; 18 U.S.C. Section 156.
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EXHIBIT A                                                          |    Exhibit B
                                                                   |
(To be completed if debtor is required to file periodic reports    |    (To be completed if debtor is an individual whose debts
(e.g., forms 10K and 10Q) with the Securities and Exchange         |    are primarily consumer debts)
Commission pursuant to Section 13 or 13(d) of the Securities       |    I, the attorney for the petitioner named in the foregoing
Exchange Act of 1934 and is requesting relief under Chapter 11)    |    petition, declare
                                                                   |    that I have informed the petitioner that [he or she] may
                                                                   |    proceed under chapter 7, 11, 12, or 13 of title 11, United
                                                                   |    States Code, and have explained the relief available under
[x]  Exhibit A is attached and made a part of this petition.       |    each such chapter.
                                                                   |
                                                                   |    X______________________________________________________
                                                                   |       Signature of Attorney for Debtor(s) Date
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

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND

In Re: CREDITRUST CORPORATION                   Case No. 00-5-7812-JS
                                                Chapter 11

                       Exhibit "A" to Voluntary Petition
                       ---------------------------------

1. If any of the debtor's securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 333-50103.

2. The following financial data is the latest available information and refers to the debtor's condition on April 30, 2000.

a. Total assets                                         $116,288,000

b. Total debts (including debts listed in 2.c., below)  $ 27,587,000

                                                                              Approximate
                                                                              number of
                                                                              holders
c. Debt securities held by more than 500 holders.

   secured / / unsecured / / subordinated / /           $______________       _________

   secured / / unsecured / / subordinated / /           $______________       _________

   secured / / unsecured / / subordinated / /           $______________       _________

   secured / / unsecured / / subordinated / /           $______________       _________

   secured / / unsecured / / subordinated / /           $______________       _________

d. Number of shares of preferred stock                  _______________       _________

e. Number of shares common stock                             10,469,868*
                                                        _______________       _________

   Comments, if any:_________________________________________________________

   __________________________________________________________________________


*As of June 8, 2000

3. Brief description of Debtor's business: Acquires, manages and collects delinquent consumer receivables primarily consisting of charged-off Visa, MasterCard and private label credit card accounts issued by major banks and merchants.

4. The names of any person who directly or indirectly owns, controls, or holds, with power of vote, 5% or more of the voting securities of debtor: Joseph K. Rensin, SAFECO Asset Management Company and Wanger Asset Management, LP.

                     DECLARATION UNDER PENALTY OF PERJURY
                          ON BEHALF OF A CORPORATION
                          --------------------------

     I, the Chairman and CEO of Creditrust Corporation named as the Debtor in this case, declare under penalty of perjury that I have read the foregoing Exhibit "A" to Voluntary Petition and that it is true and correct to the best of my information and belief.


Date: July 6, 2000         Signature: /s/ JOSEPH K. RENSIN
                                      ----------------------------------
                                      Joseph K. Rensin, Chairman and CEO